UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 20, 2005

Sovereign Bancorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16581	23-2453088
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1500 Market Street, Philadelphia, Pennsylvania		19102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	215 557 4630

N/A
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On July 20, 2005, Sovereign Bancorp, Inc. (the "Company") issued a press release announcing the ability of the Company to repurchase up to an additional 20 million shares of the Company’s common stock under a share repurchase program. The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

The following exhibit is filed herewith:

99.1 Press release, dated July 20, 2005, of Sovereign Bancorp, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sovereign Bancorp, Inc.

July 20, 2005	By:	Mark R. McCollom

Name: Mark R. McCollom
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated July 20, 2005, of Sovereign Bancorp, Inc.